UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): February 3, 2011

Kenergy Scientific, Inc.
(Exact name of registrant as specified in its chapter)

New Jersey	333-120507	20-1862816
(State of	(Commission	(I.R.S. Employer
organization)	File Number)	Identification No.)

6 Minneakoning Road, Flemington, NJ	08822
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                                908-788-0077

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5               Corporate Governance and Management
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2011, the Company amended its Certificate of Incorporation with the following provisions:

a.	The name of the Company was changed to Kenergy Scientific, Inc.
b.	The number of authorized Class A Common Stock shares was increased from 10 billion shares to 20 billion shares.
c.
The registered office and the registered agent were updated to the present corporate headquarters in Flemington, NJ and the registered agent was changed to the President and Chief Executive Officer, Kenneth P. Glynn, Esquire.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

3.1           Amendment to the Certificate of Incorporation dated February 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpeechSwitch, Inc.

Date: February 25, 2011	By: /s/ Kenneth P. Glynn
Kenneth P. Glynn
President and Chief Executive Officer

INDEX OF EXHIBITS

3.1	Amendment to the Certificate of Incorporation dated February 3, 2011.